CAUSEWAY INTERNATIONAL VALUE FUND

                       SUPPLEMENT DATED SEPTEMBER 29, 2003
                    TO THE PROSPECTUS DATED JANUARY 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask for a copy of your driver's license or other identifying documents. We will use these documents for the purpose of establishing and verifying your identity - we will not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.

We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after we receive your purchase order in proper form including receipt of all identifying information required.

We will also attempt to verify your identity, in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






                                                         CCM-SU-001-0100 (9/03)